UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 28, 2004

            Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-115858	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events(1)

Attached as Exhibit 23 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm’s name under the caption “Experts,” and the incorporation by reference of such firm’s report, dated February 13, 2004, relating to the financial statements, which appear in Item 8 of MBIA Inc.’s Annual Report on Form 10-K for the year ended December 31, 2003, the financial statement schedules, which appears in such Annual Report on Form 10-K and the financial statements of MBIA Insurance Corporation as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, in the Prospectus (as defined herein) relating to Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2004-1 (the “Certificates”).  The Certificates are offered pursuant to a prospectus supplement dated September 28, 2004 (the “Prospectus Supplement”), and a prospectus dated June 25, 2004 (together with the Prospectus Supplement, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).  The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-115858) (the “Registration Statement”).

Item 9.01.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.

Consent of Independent Registered Public Accounting Firm

1.

Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

     CORPORATION

By:     /s/ Ellen V. Kiernan

      Name:  Ellen V. Kiernan

      Title:    Senior Vice President

Dated:  September 28, 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23

Consent of Independent Registered Public Accounting Firm

    6

Exhibit 23 Consent of Independent Registered Public Accounting Firm

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Prospectus Supplement of Structured Asset Securities Corporation, relating to Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2004-1, comprising part of the Registration Statement (No. 333-115858) of the Structured Asset Securities Corporation, of our report dated February 13, 2004 relating to the financial statements, which appears in Item 8 of MBIA Inc.’s Annual Report on Form 10-K for the year ended December 31, 2003.  We also consent to the incorporation by reference of our report dated February 13, 2004 relating to the financial statement schedules, which appears in such Annual Report on Form 10-K.  We also consent to the incorporation by reference of our report dated February 13, 2004 relating to the financial statements of MBIA Insurance Corporation as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, which is included in Exhibit 99 to such Annual Report on Form 10-K.  We also consent to the reference to us under the heading “Experts” in the Prospectus Supplement.

  /s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

September 27, 2004